Exhibit 99.1

AMENDMENT NO. 8 AND WAIVER dated as of March 10, 2005 (this “Amendment”), to the Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999, as amended (the “Credit Agreement”), among Knowles Electronics Holdings, Inc., formerly known as Knowles Electronics, Inc., a Delaware corporation (the “Parent Borrower”); the financial institutions party thereto as Lenders (the “Lenders”); JPMorgan Chase Bank, N.A., as successor to The Chase Manhattan Bank, as administrative agent (in such capacity, the “Administrative Agent”) and Morgan Stanley Senior Funding, Inc., as Syndication Agent.

          A. The Lenders and the Issuing Bank have extended credit to the Parent Borrower, and have agreed to extend credit to the Parent Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

          B. The Parent Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth herein. The Required Lenders are willing to agree to such amendments and waivers pursuant to the terms and subject to the conditions set forth herein.

          C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended and waived hereby.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments. The Credit Agreement is hereby amended as follows:

          (a) Section 6.01 of the Credit Agreement is hereby amended by deleting the amount “$10,000,000” appearing in clause (a)(xi) thereof and substituting in lieu thereof the amount “$20,000,000”.

          (b) Section 6.13 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following:

Period	Ratio
December 31, 2004 — December 30, 2005	7.00:1.00
December 31, 2005 — March 30, 2006	6.75:1.00
March 31, 2006 — December 30, 2006	6.50:1.00

December 31, 2006 and thereafter	6.00:1.00

          SECTION 2. Waivers. (a) The undersigned Lenders hereby waive compliance by the Parent Borrower with the provisions of the Credit Agreement and the other Loan Documents, including without limitation Section 5 of the Pledge Agreement, Section 6.08(a) of the Credit Agreement and Section 6.11 of the Credit Agreement, solely to the extent necessary (i) to permit a reduction of capital of Knowles Electronics Taiwan Ltd. (“KET”) (in an amount not to exceed the U.S. dollar equivalent of $3,500,000) effected ratably (a “KET Capital Reduction”, the percentage by which the total outstanding capital of KET is so reduced, the “Reduced Percentage”), provided that KET is a wholly owned Subsidiary of the Parent Borrower and (ii) to permit the Parent Borrower and/or its wholly owned Subsidiaries to use the proceeds of a KET Capital Reduction for general working capital.

          (b) The undersigned Lenders acknowledge that simultaneously with any KET Capital Reduction, (i) the number of shares of KET capital stock that are Pledged Stock (as defined in the Pledge Agreement) equal to the Reduction Percentage multiplied by the total number of shares of KET capital stock that are Pledged Stock shall be released from the pledge created by the Pledge Agreement for cancellation pursuant to the KET Capital Reduction (and the Parent Borrower hereby agrees that the remaining shares of KET capital stock that are Pledged Stock shall remain subject to such pledge) and (ii) accordingly, the Administrative Agent is authorized to execute and deliver any documents and other instruments necessary or appropriate to confirm or effect such release.

          SECTION 3. Representations and Warranties. The Parent Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) On and as of the Amendment Effective Date, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

          SECTION 4. Conditions to Effectiveness. This Amendment and the

waivers set forth herein shall become effective on the date set forth above subject to prior or concurrent satisfaction of the following conditions (such date, the “Amendment Effective Date”):

          (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower and the Required Lenders.

          (b) The representations and warranties set forth in Section 3 of this Amendment shall be true and correct.

          (c) The Administrative Agent shall have received the fee described in Section 5 and payment of all out-of-pocket expenses (including fees and disbursements of counsel for the Administrative Agent) required to be paid or reimbursed by the Parent Borrower under the Credit Agreement, in each case to the extent invoices for such expenses have been presented to the Parent Borrower at least one Business Day prior to the Amendment Effective Date.

          (d) The Administrative Agent shall have received evidence reasonably satisfactory to it that any consent required pursuant to Section 6.11 of the Credit Agreement dated as of December 20, 2004 among the Parent Borrower, Xerion Partners II Master Fund Limited, as lender, and the other lenders from time to time party thereto (the “Other Credit Agreement”) shall have been obtained and any fees payable pursuant to such Section 6.11 shall have been paid (it being understood that the consent of any lenders party to the Other Credit Agreement may not be required pursuant to such Section 6.11).

          SECTION 5. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on March 10, 2005, an amendment fee in an amount equal to 0.25% of the sum of such Lenders Revolving Commitments and outstanding Term Loans; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 4 (other than the payment of such amendment fee) shall have been satisfied.

          SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents set forth herein. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 9. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

KNOWLES ELECTRONICS HOLDINGS,
INC.,
By
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,
By
Name:
Title:

MORGAN STANLEY SENIOR
FUNDING, INC., individually and as
Syndication Agent,
By
Name:
Title: